ING ENCORE FLEX ING ENCORE

Variable Annuity Application

IMPORTANT INFORMATION AND REMINDERS

  The name, address, date of birth, and Social Security Number/Tax Identiﬁcation Number is provided for each individual/entity named.

  For non-natural owners, documentation is included (trust documents, corporate resolution, power of attorney paperwork, etc.) conﬁrming the person is allowed to act on behalf of the owner. Remember to include the signature page with the documentation.

  The Primary or Contingent status for each named beneﬁciary is selected in section 3.

  Each beneﬁciary is named individually. If there are any trust designations, the trust name is included.

  Designated beneﬁciary (Primary and Contingent) percentages are clearly entered and each beneﬁciary type (Primary and Contingent) totals 100%.

  If there are additional beneﬁciares, they are clearly entered in section 4.

  The state of Louisiana requires the Social Security Number/Tax Identiﬁcation Number and address of each beneﬁciary.

  Only one product is selected per application. (Complete a separate application for each additional product to be purchased.)

  The tax type for this new annuity (i.e.: Non-Qualiﬁed, IRA, ROTH IRA, TSA) is indicated in section 6.

  If the transfer involves a non-qualiﬁed annuity and is “like to like”, 1035 Exchange is selected.

  The initial premium meets the product’s minimum requirements.

  If a transfer is required, the approximate transfer amount is entered in section 7.

  Any future premiums are identiﬁed in section 7.

  If a replacement is involved, the appropriate transfer and state replacement forms are complete and submitted with this form.

  NAIC Model Replacement Regulation states require that a replacement form, “Important Notice: Replacement of Life Insurance or Annuities,” (110042) be submitted with all new business regardless whether or not the applicant has existing life insurance policies or annuity contracts being replaced. If a replacement is involved, a “Replacement of Life Insurance or Annuities Supplement” (110458) must also be completed and submitted.

Pages 3 & 4

• The allocation to each investment option is in a whole percentage. • Allocations total 100%.

• If telephone authorization is desired, the appropriate information has been provided.

  The owner signed and dated section 13. Be sure to include the city and state where this application is signed.

  If this form is signed by a Power of Attorney, Legal Guardian, etc., a copy of the appropriate supporting documentation is provided conﬁrming the signer’s ability to act on behalf of the owner.

  The correct prospectus was provided to the applicant.

• If a replacement is involved, the appropriate transfer and state replacement forms are complete and submitted with this form. • The name, agent number, Social Security Number, phone number, and signature for the agent are provided.

  If more than one agent is listed, the agent commission split is entered and totals 100%.

  Copies of all presented sales materials were left with applicant for future reference.

Automatic Programs Request

  Bank information is veriﬁed.

  If EFT or Direct Deposit option is selected, a voided check is submitted with the application.

MAILING INSTRUCTIONS
Send completed and signed documents to :
For Regular Mail:	ReliaStar Life Insurance Company	For Overnight Delivery:	ReliaStar Life Insurance Company
	Attn: New Business		Attn: New Business
	P.O. Box 5050		2000 21st Ave NW
	Minot, ND 58702-5050		Minot, ND 58703
Questions? Call:
Licensing Department - 877-882-5050 (option 3)
Client Services Department - 877-882-5050
Sales Desk -866-464-8727

ReliaStar Life Insurance Company Home Office: 20 Washington Avenue South, Minneapolis, MN 55401-1900 ING Service Center: P.O. Box 5050, Minot, ND 58702-5050

1. ANNUITANT (Must be the same as Owner for TSA, IRA or Roth IRA.) Name

Birth Date Sex Male	Female	SSN
Address (Street and any applicable P.O. Box)
City State	ZIP	Phone #
Joint Annuitant (Does not apply to TSA, IRA or Roth IRA.)
Name

Birth Date Sex Male Female SSN Address (Street and any applicable P.O. Box) City State ZIP Phone #

  OWNER (If different than Annuitant.) (If a non-natural owner, please provide proper documents.) Name

  BENEFICIARY(S) - Must be completed.

Birth Date Sex Male	Female	SSN
Address (Street and any applicable P.O. Box)
City State	ZIP	Phone #
Joint Owner (Does not apply to TSA, IRA or Roth IRA.)
Name
Birth Date	Sex	Male	Female	SSN
Address (Street and any applicable P.O. Box)
City	State		ZIP	Phone #

Beneficiary proceeds will be split equally if no percentages are provided. Note: For Non-qualified contracts, if there are Joint Owners, death proceeds are paid first to the surviving Joint

Owner.
Primary Beneficiary
Name	Birth Date	Percent	%
SSN/TIN	Relationship to Annuitant
Address

• Primary • Contingent Beneficiary

Name Birth Date Percent % SSN/TIN Relationship to Annuitant Address

• Primary • Contingent Beneficiary

Name Birth Date Percent % SSN/TIN Relationship to Annuitant Address

4. SPECIAL REMARKS

5. PRODUCT SELECTION (Select One.)

All products or riders may not be available in all states.

• ING Encore Flex Variable Annuity • Return of Purchase Payment Death Beneﬁt • Annual Stepped Up Death Beneﬁt • ING Encore Variable Annuity • Return of Purchase Payment Death Beneﬁt • Annual Stepped Up Death Beneﬁt

6. PLAN TYPE (Qualified or Non-Qualified. Please select one.) Non-Qualiﬁed:  Non-qualiﬁed  1035 Exchange (“Like to Like” transfer)  Non-qualiﬁed Transfer

Qualiﬁed:  IRA Contribution  IRA Transfer  IRA Rollover from Qualiﬁed Plan •  SEP-IRA  TSA/403(b)  Roth IRA •  Qualiﬁed Other _________________________

7. PAYMENT AND BILLING INFORMATION (Please select all options that apply.) Initial Purchase Payment will be made by:

Check (Attached)	$ _________________	DCA Fixed Account (if applicable)	$ ________________
(A Dollar Cost Averaging Request must accompany payment)
Transfer/Rollover (complete information below)		Other Source of Payment	$ ________________
Applicable Tax Year: __________		Describe: __________________________________________
Transfer/Rollover Information
Transfer/Rollover #1:
Check is enclosed?  Yes	 No
Does the transferring company require an Acceptance Letter?  Yes		 No
Payer	Policy #		Amount $
Transfer/Rollover #2:
Check is enclosed?  Yes	 No
Does the transferring company require an Acceptance Letter?  Yes		 No
Payer	Policy #		Amount $

Premium Payments (The Company does not accept premium payments or loan repayments using money orders for amounts over $5000.00 and may reject payments made by cashier’s check, bank drafts, bank checks and treasurer’s checks. All premium checks must be made payable to ReliaStar Life Insurance Company.)

 Monthly Premium Payments will be made by Electronic Fund Transfer (EFT). (Complete the EFT information on the Automated Programs Request.)

Who will make premium payment? Payment Amount X # of Payments = Annual Premium 1st Remittance Date

1.

$

1.  Employee  Employer

2.

$

2.  Employee  Employer

Total Annual Premium (12-month Period Only)

$

Number of Payments Annually Months In Which No Payment Occurs (Circle appropriate number or fill in other amount in the blank.) (Cross out months no payment will occur.)

2

4

9

10

12

20

22

24

26

F

M

A

M

J

J

A

S

O

N

8. EMPLOYER (Complete only if employer is making premium payment.) Employer Name

Contact Name Phone #

Mailing Address City State ZIP

9. REPLACEMENT - Must be completed.

Do you have any existing life insurance policies or annuity contracts?  Yes  No

If “Yes”, a replacement form must also be completed.

Will this contract replace any life insurance policy or annuity contract in this or any other company?  Yes  No

If “Yes”, please identify each policy or contract and the issuing company.

Are you considering discontinuing making premium payments, surrendering, forfeiting, assigning to the new insurer, or otherwise terminating an existing policy or contract?  Yes  No

If “Yes”, please identify each policy or contract and the issuing company.

Are you considering using funds from your existing policies or contracts to pay premiums due on this new contract?  Yes  No

If “Yes”, please identify each policy or contract and the issuing company.

Company Policy/Contract #

Policy Type Amount $

Reason For Replacement

Company	Policy/Contract #
Policy Type	Amount $
Reason For Replacement

10. INITIAL ALLOCATIONS (Enter initial allocations in whole percentages.) If Dollar Cost Averaging (DCA) is desired, please attach a Dollar Cost Averaging Request for the initial allocation amounts.

Columbia Wanger Asset Management

_____% 003 Wanger Select (WSE) _____% 004 Wanger U.S. Smaller Companies (WUS)

ING Investors Funds

_____% 131 ING Julius Baer Foreign Portfolio (IJF) _____% 133 ING MFS Total Return Portfolio (IMR) _____% 134 ING Marsico Growth Portfolio (MGP) _____% 135 ING Mercury Fundamental Growth Portfolio (MFG) _____% 136 ING Van Kampen Growth and Income Portfolio (VKG) _____% 137 ING T. Rowe Price Equity Income Portfolio (EIP) _____% 142 ING Stock Index Portfolio (ISP) _____% 169 ING Legg Mason Value Portfolio (ILV)

ING Mutual Funds

_____% 020 ING VP SmallCap Opportunities Portfolio (NIG) _____% 024 ING VP International Value Portfolio (NIV) _____% 025 ING VP MagnaCap Portfolio (PMP) _____% 027 ING VP MidCap Opportunities Portfolio (PMO)

*Not available in ING Encore Flex.

ING Mutual Funds (continued)

_____% 028 ING VP Financial Services Portfolio (IFS) _____% 030 ING VP Natural Resources Trust (INR) _____% 042 ING VP Index Plus MidCap Portfolio (IPM) _____% 044 ING VP Strategic Allocation Income Portfolio (SAI) _____% 045 ING VP Strategic Allocation Balanced Portfolio (SAB) _____% 046 ING VP Strategic Allocation Growth Portfolio (SAG) _____% 056 ING VP Real Estate Portfolio (IRE) _____% 057 ING VP Global Science and Technology Portfolio (GST) _____% 059 ING VP International Equity Portfolio (IEP) _____% 060 ING VP Small Company Portfolio (ISC) _____% 061 ING VP Growth Portfolio (IGP) _____% 062 ING VP Growth and Income Portfolio (GIP) _____% 064 ING VP Value Opportunity Portfolio (IVO) _____% 065 ING VP Intermediate Bond Portfolio (VBP) _____% 068 ING VP Money Market Portfolio* (IMM)

10. INITIAL ALLOCATION (Continued)

ING Partners

_____% 143 ING JP Morgan Fleming International Portfolio (IFI)

_____% 144 ING Fidelity® VIP Equity-Income Portfolio (FEP)

_____% 145 ING Fidelity® VIP Contrafund® Portfolio (FCP)

_____% 146 ING JP Morgan Mid Cap Value Portfolio (IJM) _____% 147 ING Baron Small Cap Growth Portfolio (BSG) _____% 148 ING Van Kampen Comstock Portfolio (VKP) _____% 149 ING Oppenheimer Global Portfolio (OGP) _____% 150 ING PIMCO Total Return Portfolio (PTS) _____% 151 ING American Century Small Cap Value Portfolio (SCS) _____% 152 ING OpCap Balanced Value Portfolio (OBV) _____% 153 ING Van Kampen Equity and Income Portfolio (VKE) _____% 154 ING Oppenheimer Strategic Income Portfolio (OSI) _____% 155 ING T. Rowe Price Diversiﬁed Mid Cap Growth

Portfolio (DMC) _____% 156 ING Salomon Brothers Large Cap Growth Portfolio (ISL) _____% 157 ING American Century Select Portfolio (ACS) _____% 158 ING Goldman Sachs® Capital Growth Portfolio (GCG) _____% 159 ING MFS Capital Opportunities Portfolio (MCO) _____% 160 ING Salomon Brothers Aggressive Growth Portfolio (ISA) _____% 161 ING Salomon Brothers Fundamental Value Portfolio (ISF) _____% 162 ING T. Rowe Price Growth Equity Portfolio (TGE)

ING Partners (continued)

_____% 163 ING UBS U.S. Large Cap Equity Portfolio (ULC) _____% 164 ING Salomon Brothers Investors Value Portfolio (ISV) _____% 165 ING Fidelity® VIP Growth Portfolio (FGR) _____% 167 ING Fidelity® VIP Mid Cap Portfolio (FMC)

Lord Abbett Funds

_____% 063 Lord Abbett Growth and Income Portfolio (LAG) _____% 138 Lord Abbett Mid-Cap Value Portfolio (LAM)

Oppenheimer Funds

_____% 067 Oppenheimer Aggressive Growth Fund/VA (OAG) _____% 168 Oppenheimer Main Street® Small Cap/VA (OSS)

PIMCO Funds

_____% 019 PIMCO VIT Real Return Portfolio (PRR)

Pioneer Funds

_____% 002 Pioneer High Yield VCT Portfolio (PHY) _____% 166 Pioneer Equity Income VCT Portfolio (PEI)

Templeton Funds

_____% 066 FTVIP Franklin Small Cap Value Securities Fund (FSC)

Fixed Account

_____% 176 Fixed Account D**

(DCA Fixed Account is not available for regular allocations.)

_________% Initial Allocation Total (Must equal 100%) Do the allocations total 100%?

If the proposed Owner is entitled to a refund of the purchase payments made upon the revocation of a contract during the free look period, then all purchase payments made until ﬁve days after the end of the free look period will be allocated to the ING VP Money Market Portfolio, and then transferred to the Fixed Account(s) and/or the subaccounts as designated above.

11. AUTOMATIC TELEPHONE PRIVILEGES

I understand that unless I decline, telephone privileges are automatically provided to me, my agent/registered representative, and his/her assistant. Telephone privileges allow an authorized person to call the Company to perform certain transactions as specified in the current prospectus. The Company may use procedures to ensure instructions received by telephone are genuine, such as requiring forms of personal identification and tape recording phone calls. The Company and its distributor will not be liable for any loss, damage, costs or expenses incurred in acting on telephone instructions reasonably believed to be authentic. I understand that if I do not want to authorize telephone privileges, I must indicate below. I also understand that once granted, such privileges can be revoked only upon receipt of signed, written instructions at the Company.

• I do not want telephone privileges for myself or my agent/registered representative

12. STATE REQUIRED NOTICES

Below are notices that apply only in certain states. Please read the following carefully to see if any apply in your state.

Arizona: On receiving your written request, we will provide you with information regarding the benefits and provisions of the annuity contract for which you have applied. If you are not satisfied, you may cancel your contract by returning it within 20 days after the date you receive it. Any premium paid for the returned contract will be refunded without interest.

California Reg. 789.8: The sale or liquidation of any asset in order to buy insurance, either life insurance or an annuity contract, may have tax consequences. Terminating any life insurance policy or annuity contract may have early withdrawal penalties or other costs or penalties, as well as tax consequences. You may wish to consult independent legal or financial advice before the sale or liquidation of any asset and before the purchase of any life insurance or annuity contract.

Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

Florida: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing false, incomplete, or misleading information is guilty of a felony of the third degree.

Kentucky: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

New Jersey: Any person who knowingly files a statement of claim containing any false or misleading information is subject to criminal and civil penalties.

Ohio: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

Virginia: Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated the state law.

Arkansas, Washington D.C., Hawaii, Louisiana, Maine, New Mexico, Oklahoma, Pennsylvania, and Tennessee:

Any person who knowingly and with intent to injure, defraud or deceive any insurance company, submits an application for insurance containing any materially false, incomplete, or misleading information, or conceals for the purpose of misleading, any material fact, is guilty of insurance fraud, which is a crime and in certain states, a felony. Penalties may include imprisonment, fine, denial of benefits, or civil damages.

13. APPLICANT SIGNATURES AND ACKNOWLEDGEMENTS

(Please read carefully and sign below.)

Important Information: To help the government ﬁght the funding for terrorism and money laundering activities, federal law requires all ﬁnancial institutions to obtain, verify, and record information that identiﬁes each person who opens an account. What this means to you: When you apply for an annuity, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

I agree that, to the best of my knowledge and belief, all statements and answers in this form are complete and true and may be relied upon in determining whether to issue the applied for variable annuity. Only the owner and ReliaStar Life Insurance Company have the authority to modify this form.

Make checks payable ONLY to ReliaStar Life Insurance Company. Do not make checks payable to the agent, an agency or another company. Only the President, Vice President, or Secretary of ReliaStar Life Insurance Company may modify, discharge or waive any of its rights under the contract.

Variable Annuities and the underlying series shares or securities which fund them are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are also subject to market fluctuation, investment risk and possible loss of principal invested.

I understand that when based on the investment experience of the Separate Account Division, the variable annuity cash surrender values may increase or decrease on any day and that no minimum value is guaranteed. The variable annuity applied for is in accord with my anticipated financial objectives.

ACKNOWLEDGEMENT OF PROSPECTUS RECEIPT

By signing below, I acknowledge receipt of the Variable Annuity Contract Prospectus.

ACKNOWLEDGEMENT OF WITHDRAWAL RESTRICTIONS

For employees purchasing a 403(b) contract: I understand the Internal Revenue Code restrictions on withdrawals from a 403(b) tax deferred variable annuity (described in the withdrawal (redemption) section of the Prospectus or the Withdrawals section of the contract). I understand that these restrictions do not apply to transfers to other investment alternatives under my employer’s 403(b) plan or to another 403(b) contract as permitted by Revenue Ruling 90-24.

CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

My signature certifies that the taxpayer identification number provided is correct. Unless and until you are otherwise notified, I am not subject to backup withholding because: I am exempt; or I have not been notified that I am subject to backup withholdings resulting from failure to report all interest dividends; or I have been notified that I am no longer subject to backup withholding. (Strike out the preceding sentence if subject to backup withholding.) I also affirm that I am a U.S. person (this includes a U.S. resident alien). Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signed at (City, State) Date (required)

Owner Signature

Joint Owner Signature (if applicable)

Annuitant Signature (if different from the owner)

Joint Annuitant Signature (if applicable)

14. AGENT INFORMATION AND SIGNATURE

Do you have reason to believe that the contract applied for will replace any existing annuity or life insurance coverage?

 Yes  No (If “Yes”, complete and attach a copy of any state replacement forms that apply.)

If your state has adopted the NAIC Model Replacement Regulation, did you remember to do the following?

 Provide any required replacement notice to the client and offer to read it aloud? (Note: If either of the questions in Replacement Section 9 is answered “Yes”, you must provide a replacement notice.)

 Complete the replacement notice for your state if another insurance contract is being replaced?

 Complete any required state speciﬁc paperwork?

By signing below you certify: 1) any sales material was shown to the applicant and a copy was left with the applicant, 2) you used only insurer-approved sales material, 3) you have not made statements that differ from the sales material, and 4) no promises were made about the future value of any contract elements that are not guaranteed (This includes any expected future index gains that may apply to this contract.)

Compensation Alternative (Choose one. If no choice is made, Option A will be the default. Please verify which options are available.):

  Option A Other _____________________________________

  Check here if there is more than one agent on this contract. Split for Agent #1_________________%, Agent #2_________________%, Agent #3_________________% Please note: Compensation will be split equally if no percentages are indicated. Partial percentages will be rounded up. Agent #1 will be given the highest percentage in the case of unequal percentages. Agent #1 will receive all correspondence regarding the policy.

Agent #1
Name (print)	Signature
Agent Number/SSN	State License #
Address
City	State	ZIP
Agent Phone Number	Email Address
Broker/Dealer Affiliation	Dealer Name
Branch Office	Dealer Symbol
For questions, call: Agent	Broker/Dealer
Agent #2
Name (print)	Signature
Agent Number/SSN	State License #
Agent #3
Name (print)	Signature
Agent Number/SSN	State License #
134642	Page 7 of 7 - Incomplete without all pages.	Order #134643 02/01/2005

ReliaStar Life Insurance Company Home Office: 20 Washington Avenue South, Minneapolis, MN 55401-1900 ING Service Center: P.O. Box 5050, Minot, ND 58702-5050

Owner Name SSN

OPTIONAL PRE-AUTHORIZED ELECTRONIC FUNDS TRANSFER (EFT) PAYMENT PLAN (Complete bank account information below.) To have ReliaStar Life Insurance Company withdraw payments from your bank account and deposit it into your annuity contract, please complete the Bank Account Information Section below. I understand that all payments made will be allocated pro rata according to the initial allocations entered on this form. I understand and agree to indemnify ReliaStar Life Insurance Company for any costs incurred should there be insufﬁcient funds in the account listed below.

Deduction Frequency:  Monthly  Quarterly  Semi-Annually  Annually

Amount (a minimum may apply) Date to Start Transfer

BANK ACCOUNT INFORMATION (Please verify this information with your bank prior to submission.) I hereby authorize ReliaStar Life Insurance Company to initiate a debit/credit entry(ies) to the account indicated below and in the amount and frequency listed above. This authorization shall remain in force until I give ReliaStar Life Insurance Company written notice of termination of this authorization and sufficient time to process. A voided check is required. Deposit slips will not be accepted in lieu of voided checks.

Bank Name

Bank Routing/ABA Number	Bank Phone Number
Bank Address	City	State	ZIP
Bank Account Number	Bank Account Type	Checking
AUTHORIZATION
Owner Signature	Date
Joint Owner Signature (if applicable)	Date